FREE WRITING PROSPECTUS

EXHIBIT INDEX

WASHINGTON MUTUAL MORTGAGE PASS-THROUGH CERTIFICATES,
WMALT SERIES 2006-2

WAMU ASSET ACCEPTANCE CORP.
Depositor

WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
Sponsor

WASHINGTON MUTUAL BANK
Servicer

EXHIBIT NO.     DESCRIPTION

99.1                       Free Writing Prospectus No. 1

99.2                       Free Writing Prospectus No. 2

99.3                       Free Writing Prospectus No. 3

99.4                       Free Writing Prospectus No. 4

99.5                       Free Writing Prospectus No. 5

99.6                       Free Writing Prospectus No. 6